SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)       June 26, 2002

LIPID SCIENCES, INC. (Exact name of registrant as specified in its charter)

DELAWARE	0-497	43-0433090

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7068 KOLL CENTER PARKWAY, SUITE 401, PLEASANTON, CA 94566 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:      (925) 249-4000

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX

Item 5. Other Events.

Reincorporation

         Effective June 26, 2002, Lipid Sciences, Inc., an Arizona corporation (the “Company”), completed a statutory merger effected for the purpose of changing its state of incorporation from Arizona to Delaware by merging into a newly formed Delaware corporation, Lipid Sciences, Inc. (“Lipid Delaware”). This change in the Company’s state of incorporation was approved by the holders of a majority of the Company’s outstanding shares of Common Stock at the Company’s annual meeting of shareholders on June 18, 2002.

         As a result of the merger, each outstanding share of the Company’s Common Stock was automatically converted into one share of Lipid Delaware Common Stock, $0.001 par value per share. Each stock certificate representing issued and outstanding shares of the Company’s Common Stock will continue to represent the same number of shares of Common Stock of Lipid Delaware. The Lipid Delaware Common Stock will continue to be traded on the Nasdaq National Market without interruption under the symbol “LIPD”. Lipid Delaware will continue to operate the business of the Company under the name Lipid Sciences, Inc. The reincorporation will not result in any change in the Company’s business, assets or liabilities, will not cause the Company’s headquarters to be moved, and will not result in any relocation of management or other employees.

Description of Capital Stock

         Upon the reincorporation merger, Lipid Delaware’s authorized capital stock consisted of 75,000,000 shares of Common Stock, $0.001 par value per share, and 10,000,000 shares of Preferred Stock, par value $0.001 per share.

         The holders of outstanding shares of Common Stock of Lipid Delaware are entitled to receive dividends, when and if declared by the board of directors, out of the assets of Lipid Delaware which by law are available therefore, payable in cash, in property or in shares of capital stock. Each stockholder is entitled to one vote for each share of Common Stock held of record by that holder on the books of Lipid Delaware for the election of directors and on all matters submitted to a vote of stockholders of the corporation. Holders of Common Stock have no preemptive rights and no right to convert their Common Stock into any other securities. There are no redemption or sinking fund provisions applicable to the Common Stock. In the event of liquidation, dissolution or winding up of the affairs of Lipid Delaware, after payment of claims of creditors and the satisfaction of any liquidation preference granted to the holders of any outstanding shares of Preferred Stock, holders of Common Stock shall be entitled to receive all of the remaining assets of Lipid Delaware of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them. The rights, preferences and privileges of the holders of Common Stock are subject to and may be adversely affected by the rights of the holders of shares of any series of Preferred Stock, which the Board of Directors may designate in the future.

         The Preferred Stock may be issued at such time or times and for such consideration as the board of directors may determine. Each series shall be so designated as to distinguish the shares thereof from the shares of all other series. The Board of Directors is expressly authorized, subject to the limitations prescribed by law and the provisions of the Certificate of Incorporation, to provide for the issuance of all or any shares of the Preferred Stock, in one or more series, each with such designations, preferences, voting powers (or no voting powers), relative, participating, optional or other special rights and privileges and such qualifications, limitations or restrictions thereof as shall be determined by the Board of Directors.

Effect of Certain Provisions of the Certificate of Incorporation and Bylaws

         Certain provisions of the Certificate of Incorporation and Bylaws may have the effect of deterring hostile takeovers or delaying changes in control of Lipid Delaware’s Board of Directors.

         Classified Board of Directors. Under the Delaware Certificate, the Board of Directors are divided into three classes, designated Class I, Class II and Class III, with each class serving three-year terms. All directors in Class I initially hold office until the 2003 annual meeting of stockholders, all directors in Class II initially hold office until the 2004 annual meeting of stockholders, and all directors in Class III initially hold office until the 2005 annual meeting of the stockholders and, in each case, until their successors are duly elected and qualified or until their earlier resignation, removal from office or death. As a result, only one class of directors will be elected at each annual meeting of stockholders, with the remaining classes continuing their respective terms until the successors are duly elected and qualified or until earlier resignation, removal from office or death. Any vacancy on the Board of Directors shall be filled by the Board and any director elected to fill such vacancy shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred.

         Supermajority Stockholder Vote Required to Amend Bylaws. With respect to the powers of the holders of capital stock to make, alter, amend and repeal the Lipid Delaware Bylaws, the Lipid Delaware Certificate of Incorporation and Bylaws require the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of Lipid Delaware entitled to vote generally in the election of directors, voting together as a single class, to make, alter, amend or repeal Lipid Delaware’s Bylaws.

         Limitation on Stockholders’ Ability to Take Action by Written Consent. The Lipid Delaware Certificate of Incorporation does not permit Lipid Delaware stockholders to take an action by written consent. This provision requires stockholders to present their proposals at a meeting of the stockholders.

         Special Meeting of Stockholders. The Certificate of Incorporation and the Bylaws of Lipid Delaware provide that special meetings of the stockholders may be called only by the Chairman of the Board, the President, or the Board of Directors by a resolution approved by a majority of the total number of directors which Lipid Delaware would have if there were no vacancies.

Advance Notice Requirements for Stockholder Proposals and Director Nominations. Under the Lipid Delaware Bylaws, notice must have been delivered not less than 45 days nor more than 75 days prior to the first anniversary of the date on which Lipid Delaware first mailed its proxy materials for the preceding year’s annual meeting. If no annual meeting was held in the previous year or the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 60 days after such anniversary date, notice must be provided not earlier than the 150th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

Transfer Agent and Registrar

         The transfer agent and registrar for the Lipid Delaware Common Stock is American Stock Transfer & Trust Company.

Securities Registered Under the Securities Exchange Act of 1934

         Lipid Arizona’s Common Stock was registered under Section 12(g) of the Securities Act of 1934. Lipid Delaware’s Common Stock shall be deemed registered under the Securities Exchange Act of 1934 by operation of paragraph (a) of Rule 12g-3 of the Securities Exchange Act of 1934.

Item 7. Financial Statements and Exhibits.

         (c)  The following exhibits are included as part of this report:

2.1(1)	Agreement and Plan of Merger dated June 25, 2002 by and between Lipid Sciences, Inc., an Arizona corporation, and Lipid Sciences Inc., a Delaware corporation

3.1(1)	Certificate of Incorporation of Lipid Sciences, Inc., a Delaware corporation

3.2(1)	Bylaws of Lipid Sciences, Inc., a Delaware corporation

(1)	Exhibits 2.1, 3.1 and 3.2 are incorporated by reference to Appendices A, B and C, respectively, of the Registrant’s Proxy Statement filed on May 14, 2002.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

LIPID SCIENCES, INC.

By:	/s/ Phil Radlick Phil Radlick President and Chief Executive Officer

         Date: July 11, 2002

EXHIBIT INDEX

Exhibit	Description

2.1(1)	Agreement and Plan of Merger dated June 25, 2002 by and between Lipid Sciences, Inc., an Arizona corporation, and Lipid Sciences, Inc., a Delaware corporation

3.1(1)	Certificate of Incorporation of Lipid Sciences, Inc., a Delaware corporation

3.2(1)	Bylaws of Lipid Sciences, Inc., a Delaware corporation

(1)	Exhibits 2.1, 3.1 and 3.2 are incorporated by reference to Appendices A, B and C, respectively, of the Registrant’s Proxy Statement filed on May 14, 2002.